SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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LEADER SHORT-TERM BOND FUND

LEADER TOTAL RETURN FUND

Each, a series of

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held ______, 2013

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Leader Short-Term Bond Fund  and Leader Total Return Fund (each a “Fund” and together the “Funds”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on _______, 2013, at ________, Eastern Time, for the following purposes:

1.   To approve proposed amendments to each Fund’s fundamental investment restrictions on lending.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 7, 2013, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on _______, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at [insert URL].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call [1-_________]or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person. [Confirm process.]

LEADER SHORT-TERM BOND FUND

LEADER TOTAL RETURN FUND

Each, a series of

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held _______, 2013

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Leader Short-Term Bond Fund and Leader Total Return Fund (each a “Fund” and together the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC,  80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on ______, 2013, at _______, Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 24, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

Proposals	Funds Voting
1. To approve proposed amendments to the Fund’s fundamental investment restrictions on lending.	Each Fund Separately

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Both Funds

Only shareholders of record at the close of business on June 7, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each of the Fund’s most recent annual reports and most recent semi-annual reports, including financial statements and schedules, is available at no charge by sending a written request to the Funds, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or by calling 1-800-711-9164.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on _________, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at [insert URL].

PROPOSAL I

TO APPROVE THE PROPOSED AMENDMENTS TO EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS ON LENDING

Background

The Funds are subject to a number of “fundamental” investment restrictions. Under the Investment Company Act of 1940 Act (the “1940 Act”), a fundamental investment restriction may be changed only by a “majority of the outstanding voting securities” of each Fund which, as used in this Proxy Statement, means, for each Fund, the vote of the lesser of (a) 67% or more of the voting securities of the Fund represented at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Under the 1940 Act, an investment company must describe, and designate as fundamental, its policy with respect to making loans.  In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the entering into of repurchase agreements.

Currently, each Fund’s policy with respect to making loans (the “Loan Policy”) prohibits each Fund from making loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).  The Board of Trustees is recommending that shareholders approve an amendment to that policy to permit each Fund to make loans under additional circumstances.  In particular, the Board of Trustees recommends that the Loan Policy be amended and restated in its entirety to state that each Fund may not:

Make loans to others, except (a) where each loan is reprsented by a note executed by the borrower, (b) through the purchase of debt securities, which may be considered loans, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, and (d) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the applicable Fund from modifying note terms.

The proposed investment restriction will give the Funds greater flexibility to respond to possible future investment opportunities by substantially broadening the circumstances under which the Funds may make loans.  Note, however, that the Funds will continue to be subject to the limitations imposed under the 1940 Act on investments in illiquid securities.

Shareholders in each Fund will vote separately on Proposal 1.  If Proposal 1 is approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified that the changes will be made through the earlier of either (a) a supplement to the prospectus and/or Statement of Additional Information or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement.

The Board of Trustees unanimously recommends a vote “FOR” Proposal 1 for each Fund.

OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  Leader Capital Corporation serves as investment advisor to the Funds.  Foreside Distribution Services, LP, located at Three Canal Plaza, Suite 100, Portland, Maine, serves as principal underwriter and distributor for the Funds.  Gemini Fund Services, LLC provides the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC provides the Fund with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of Proposal I, and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (a) submitting a duly executed proxy bearing a later date, (b) submitting a written notice to the President of the Trust revoking the proxy, or (c) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were ________ shares ( _______ Investor Shares, _______ Institutional Shares, _______ Class A shares and _______ Class C shares) of beneficial interest of Leader Short-Term Bond Fund issued and outstanding.  As of the Record Date, there were ________ shares ( _______ Investor Shares, _______ Institutional Shares, _______ Class A shares and _______ Class C shares) of beneficial interest of Leader Total Return Fund issued and outstanding. All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on each proposal for the respective Fund.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders representing a majority of the outstanding voting securities of a Fund is required for the approval of Proposal 1 for that Fund.  As defined in the 1940 Act, a vote of the holders representing a majority of the outstanding voting securities of a Fund means the vote of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of each proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, as of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

LEADER SHORT-TERM BOND FUND

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Fund
Investor Shares [Insert]	[Insert]	[Insert]
Institutional Shares [Insert]	[Insert]	[Insert]
Class A Shares [Insert]	[Insert]	[Insert]
Class C Shares [Insert]	[Insert]	[Insert]

LEADER TOTAL RETURN FUND

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Fund
Investor Shares [Insert]	[Insert]	[Insert]
Institutional Shares [Insert]	[Insert]	[Insert]
Class A Shares [Insert]	[Insert]	[Insert]
Class C Shares [Insert]	[Insert]	[Insert]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, as of the Record Date, the Trustees and officers, as a group, owned less than 1% of each Fund’s outstanding shares.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, Suite 110, 80 Arkay Drive, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Funds.  In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and the Funds will reimburse them for their expenses in so doing.  Certain officers, employees, and agents of the Trust may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at 1-800-711-9164, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on _________, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at [insert URL].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated _________, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL [1-____________] OR VOTE BY INTERNET, AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.  [CONFIRM PROCESS.]

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130

LEADER SHORT-TERM BOND FUND

LEADER TOTAL RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD _______, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [insert individual name(s)] [each] the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Leader Short-Term Bond Fund and Leader Total Return Fund (each a “Fund” and together the “Funds”), each a series of Northern Lights Fund Trust (the “Trust”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on ________, 2013, at ______, Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposals set forth regarding the approval of: (i) proposed amendments to the Funds’ fundamental investment restrictions on lending; and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (I) THE PROPOSED AMENDMENTS TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS ON LENDING; AND (II) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

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Signature of Joint Shareholder

Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

Leader Short-Term Bond Fund	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Fund’s fundamental investment restrictions on lending.	□	□	□

Leader Total Return Fund	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Fund’s fundamental investment restrictions on lending.	□	□	□

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

A copy of the Proxy Statement and sample Proxy Card are available online at: [insert URL].